SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549
                     __________________________________

                                  FORM 8-A
                     __________________________________

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                             GLOBE BANCORP, INC.
______________________________________________________________________________

            (Exact name of registrant as specified in its charter)


         Louisiana                                          72-1498296
____________________________                        __________________________

(State of incorporation or                             (I.R.S. Employer
  organization)                                          Identification No.)


4051 Veterans Boulevard, Suite 100
      Metairie, Louisiana                                      70002
__________________________________                ____________________________

(Address of principal executive                              (Zip Code)
offices)


     If this form relates to the         If this form relates to the
     registration of a class of          registration of a class of
     securities pursuant to              securities pursuant to
     Section 12(b) of the                Section 12(g) of the
     Exchange Act and is                 Exchange Act and is
     effective pursuant to               effective pursuant to
     General Instruction A.(c),          General Instruction A.(d),
     please check the following          please check the following
     box. / /                            box./X/

     Securities Act registration statement file number to which this form relates: 333-57148
                   _________

                (If applicable)

     Securities to be registered pursuant to Section 12(b) of the Act:

                                    None

     Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value $.01 per share
                   ______________________________________

                              (Title of class)

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          See "Description of Our Capital Stock" in the Prospectus included in the Globe Bancorp, Inc. Registration Statement on Form SB-2 (File No. 333-57148) which is hereby incorporated by reference.

ITEM 2.   EXHIBITS

     *2.0 Plan of Conversion of Globe Homestead Federal Savings Association

     *3.1 Articles of Incorporation of Globe Bancorp, Inc.

     *3.2 Bylaws of Globe Bancorp, Inc.

     *4.0 Form of Stock Certificate of Globe Bancorp, Inc.


    *Previously filed with the Securities and Exchange Commission as exhibits to the Globe Bancorp, Inc. Registration Statement on Form SB-2 (File No. 333-57148). Such exhibits are incorporated herein by reference.




















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                                 SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  GLOBE BANCORP, INC.



Date: July 3, 2001           By:  /s/ Thomas J. Exnicios
                                  _______________________________________
                                  Thomas J. Exnicios, Director, President
                                  and Chief Executive Officer






















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